Exhibit 99

BOAA 05-10 - Price/Yield - 1CB3

Balance	$43,300,000.00	Delay	24	WAC(1)	5.88964	WAM(1)	359
Coupon	5.5	Dated	10/1/2005	NET(1)	5.63614	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-26	5.632	5.654	5.673	5.720	5.778
98-27	5.630	5.651	5.669	5.713	5.770
98-28	5.627	5.647	5.665	5.707	5.761
98-29	5.624	5.643	5.660	5.701	5.753
98-30	5.622	5.640	5.656	5.695	5.745
98-31	5.619	5.636	5.652	5.689	5.736
99-00	5.616	5.633	5.648	5.683	5.728
99-01	5.613	5.629	5.643	5.677	5.720
99-02	5.611	5.626	5.639	5.671	5.711

WAL	20.936	13.549	10.129	6.427	4.375
Mod Durn	11.716	8.905	7.349	5.172	3.759
Principal Window	Nov10 - Oct35	Nov10 - Oct35	Nov10 - Oct35	Dec09 - Oct35	Nov08 - Oct13

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 1CB1

Balance	$117,210,000.00	Delay	0	Index	LIBOR_1MO | 4.0375	WAC(1)	5.88964	WAM(1)	359
Coupon	4.4375	Dated	10/25/2005	Mult / Margin	1.0 / 0.4	NET(1)	5.63614	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005	Cap / Floor	9.5 / 0.4

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-28	4.487	4.504	4.539	4.568	4.595
99-29	4.485	4.497	4.522	4.543	4.563
99-30	4.482	4.490	4.506	4.518	4.530
99-31	4.480	4.483	4.489	4.494	4.498
100-00	4.478	4.476	4.472	4.469	4.466
100-01	4.476	4.469	4.455	4.444	4.434
100-02	4.473	4.462	4.439	4.420	4.402
100-03	4.471	4.455	4.422	4.395	4.369
100-04	4.469	4.448	4.405	4.371	4.337

WAL	22.543	5.882	2.021	1.346	1.018
Mod Durn	13.735	4.510	1.865	1.268	0.969
Principal Window	Nov05 - Oct35	Nov05 - Oct35	Nov05 - May10	Nov05 - Aug08	Nov05 - Nov07

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 1CB2

Balance	$117,210,000.00	Delay	0	Index	LIBOR_1MO | 4.0375	WAC(1)	5.88964	WAM(1)	359
Coupon	1.0625	Dated	10/25/2005	Mult / Margin	-0.19607843	NET(1)	5.63614	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005	Cap / Floor	5.1 / 0.

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
1-04 4/16	113.712	91.650	62.544	28.242	-6.814
1-05 4/16	110.087	88.115	58.907	24.534	-10.452
1-06 4/16	106.684	84.795	55.476	21.032	-13.889
1-07 4/16	103.482	81.671	52.234	17.717	-17.141
1-08 4/16	100.465	78.726	49.166	14.575	-20.224
1-09 4/16	97.616	75.945	46.255	11.590	-23.151
1-10 4/16	94.923	73.315	43.491	8.752	-25.935
1-11 4/16	92.373	70.824	40.862	6.049	-28.586
1-12 4/16	89.955	68.462	38.357	3.470	-31.115

WAL	22.543	5.882	2.021	1.346	1.018
Mod Durn	0.836	0.856	0.820	0.800	0.816
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 1CB4

Balance	$33,400,000.00	Delay	24	WAC(1)	5.88964	WAM(1)	359
Coupon	5.5	Dated	10/1/2005	NET(1)	5.63614	WALA(1)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-05 6/16	5.441	5.436	5.401	5.344	5.282
100-06 6/16	5.434	5.429	5.392	5.331	5.266
100-07 6/16	5.427	5.422	5.382	5.319	5.250
100-08 6/16	5.420	5.414	5.373	5.307	5.234
100-09 6/16	5.414	5.407	5.364	5.294	5.218
100-10 6/16	5.407	5.400	5.355	5.282	5.202
100-11 6/16	5.400	5.393	5.346	5.269	5.187
100-12 6/16	5.393	5.386	5.337	5.257	5.171
100-13 6/16	5.386	5.379	5.327	5.245	5.155

WAL	5.554	5.303	3.912	2.784	2.125
Mod Durn	4.493	4.313	3.378	2.501	1.951
Principal Window	Nov05 - Aug16	Nov05 - May16	Nov05 - Sep11	Nov05 - Jul09	Nov05 - Jul08

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 2CB1

Balance	$92,219,000.00	Delay	24	WAC(2)	6.44754	WAM(2)	358
Coupon	6	Dated	10/1/2005	NET(2)	6.19404	WALA(2)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-31 8/16	5.944	5.816	5.661	5.486	5.291
101-00 8/16	5.941	5.810	5.652	5.473	5.274
101-01 8/16	5.938	5.805	5.643	5.460	5.257
101-02 8/16	5.935	5.799	5.634	5.447	5.239
101-03 8/16	5.932	5.793	5.625	5.434	5.222
101-04 8/16	5.929	5.788	5.616	5.421	5.205
101-05 8/16	5.927	5.782	5.606	5.408	5.188
101-06 8/16	5.924	5.776	5.597	5.395	5.170
101-07 8/16	5.921	5.770	5.588	5.383	5.153

WAL	19.473	7.738	4.227	2.760	1.984
Mod Durn	10.619	5.400	3.382	2.377	1.785
Principal Window	Nov05 - Oct35	Nov05 - Oct35	Nov05 - Oct35	Nov05 - Oct35	Nov05 - Oct13

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 3CB1

Balance	$52,451,000.00	Delay	24	WAC(3)	6.36625	WAM(3)	359
Coupon	6	Dated	10/1/2005	NET(3)	6.11275	WALA(3)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-29 8/16	5.950	5.827	5.679	5.512	5.326
100-30 8/16	5.947	5.822	5.670	5.499	5.309
100-31 8/16	5.944	5.816	5.661	5.486	5.291
101-00 8/16	5.941	5.810	5.652	5.473	5.274
101-01 8/16	5.938	5.805	5.643	5.460	5.257
101-02 8/16	5.935	5.799	5.634	5.447	5.240
101-03 8/16	5.932	5.793	5.625	5.434	5.222
101-04 8/16	5.929	5.787	5.616	5.421	5.205
101-05 8/16	5.926	5.782	5.606	5.408	5.188

WAL	19.470	7.735	4.226	2.760	1.985
Mod Durn	10.610	5.394	3.380	2.376	1.785
Principal Window	Nov05 - Oct35	Nov05 - Oct35	Nov05 - Oct35	Nov05 - Oct35	Nov05 - Oct13

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 4A2

Balance	$4,370,000.00	Delay	24	WAC(4)	6.02819	WAM(4)	358
Coupon	6	Dated	10/1/2005	NET(4)	5.77469	WALA(4)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-25 8/16	6.212	6.243	6.321	6.423	6.535
97-26 8/16	6.210	6.240	6.316	6.417	6.527
97-27 8/16	6.207	6.237	6.312	6.411	6.519
97-28 8/16	6.205	6.234	6.308	6.405	6.511
97-29 8/16	6.202	6.231	6.303	6.398	6.503
97-30 8/16	6.200	6.228	6.299	6.392	6.494
97-31 8/16	6.198	6.225	6.295	6.386	6.486
98-00 8/16	6.195	6.222	6.290	6.380	6.478
98-01 8/16	6.193	6.219	6.286	6.374	6.470

WAL	28.311	18.274	10.119	6.444	4.627
Mod Durn	13.136	10.714	7.333	5.173	3.913
Principal Window	Jul33 - Sep34	Jan22 - Jun26	Jul14 - Aug17	Jun11 - Mar13	Dec09 - Jan11

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 4A3

Balance	$4,370,000.00	Delay	24	WAC(4)	6.02819	WAM(4)	358
Coupon	6	Dated	10/1/2005	NET(4)	5.77469	WALA(4)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-26	6.133	6.138	6.154	6.181	6.220
98-27	6.131	6.135	6.151	6.177	6.214
98-28	6.128	6.133	6.148	6.173	6.209
98-29	6.126	6.130	6.145	6.168	6.203
98-30	6.124	6.128	6.142	6.164	6.197
98-31	6.121	6.125	6.138	6.160	6.191
99-00	6.119	6.123	6.135	6.155	6.185
99-01	6.117	6.120	6.132	6.151	6.179
99-02	6.114	6.117	6.129	6.147	6.173

WAL	29.420	24.470	15.840	10.227	6.732
Mod Durn	13.401	12.403	9.790	7.307	5.333
Principal Window	Sep34 - Oct35	Jun26 - Oct35	Aug17 - Oct35	Mar13 - Oct35	Jan11 - Oct35

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is provided for our information by Banc of America Securities LLC (the “Underwriter”). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BOAA 05-10 - Price/Yield - 6A1

Balance	$34,499,000.00	Delay	24	WAC(6)	5.86522	WAM(6)	179
Coupon	5.5	Dated	10/1/2005	NET(6)	5.61172	WALA(6)	1
Settle	10/31/2005	First Payment	11/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
100-17 8/16	5.418	5.361	5.292	5.214	5.128
100-18 8/16	5.413	5.354	5.283	5.203	5.113
100-19 8/16	5.408	5.347	5.274	5.191	5.099
100-20 8/16	5.403	5.340	5.265	5.180	5.084
100-21 8/16	5.399	5.334	5.256	5.168	5.070
100-22 8/16	5.394	5.327	5.247	5.156	5.055
100-23 8/16	5.389	5.320	5.238	5.145	5.041
100-24 8/16	5.384	5.313	5.229	5.133	5.026
100-25 8/16	5.379	5.307	5.220	5.122	5.012

WAL	8.543	5.805	4.144	3.098	2.407
Mod Durn	6.371	4.574	3.425	2.662	2.133
Principal Window	Nov05 - Oct20	Nov05 - Oct20	Nov05 - Oct20	Nov05 - Oct20	Nov05 - Oct20

LIBOR_1MO	4.03750	4.03750	4.03750	4.03750	4.03750
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

Treasury Mat	2YR	3YR	5YR	10YR
Yld	4.153	4.216	4.281	4.426

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